UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2023

BrewBilt Brewing Company
(Exact name of registrant as specified in its charter)

Florida	000-53276	86-3424797
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification Number)

110 Spring Hill Drive # 17, Grass Valley, CA 95945
(Address of principal executive offices)

(530) 205-3437
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 1 to the Current Report on Form 8-K filed by BrewBilt Brewing Company (the “Company”) on July 26, 2023 is being filed to disclose loan transactions between the Company and Adam Eisenberg that were inadvertently omitted from the initial 8-K filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 24, 2022, Adam Eisenberg was appointed to serve as a director of BrewBilt Brewing Company (the “Company”). In connection with his appointment, the Company entered into a Board of Directors Agreement with Mr. Eisenberg (the “Directors Agreement”), pursuant to which Mr. Eisenberg will be issued 559 shares of the Company’s Preferred Series A Stock with an aggregate stated value of $150,000.

Prior to his appointment as a director of the Company, Mr. Eisenberg made two loans to Company as follows. Pursuant to a Six-Month Senior Secured Promissory Note dated June 30, 2023 (the “June Note”), Mr. Eisenberg loaned the Company $200,000, bearing interest at a rate of 8% per annum, which loan will be due and payable on December 30, 2023. Pursuant to the June Note, as additional consideration for making the loan, the Company will pay Mr. Eisenberg 2% of the Net Profits generated by the Company from the BrewBilt Taproom located at 300 Spring Street in Nevada City, CA, and issued to Mr. Eisenberg 1,490 shares of the Company’s Series A Preferred Stock.

In addition, pursuant to a Ten-Month Senior Secured Promissory Note dated July 24, 2023 (the “July Note”), Mr. Eisenberg loaned the Company $100,000, bearing interest at a rate of 8% per annum, which loan will be due and payable on May 24, 2024. Pursuant to the July Note, as additional consideration for making the loan, the Company will pay Mr. Eisenberg an additional 1% of the Net Profits generated by the Company from the BrewBilt Taproom located at 300 Spring Street in Nevada City, CA, and issued to Mr. Eisenberg 745 shares of the Company’s Series A Preferred Stock.

Other than as provided above, there are no related party transactions between the Company and Mr. Eisenberg that are subject to disclosure under Item 404(a) of Regulation S-K.

The foregoing description of the Directors Agreement is qualified in its entirety by reference to the actual terms thereof, which has been filed as Exhibit 10.1 to this Current Report on Form 8-K, and which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 10.1	Board of Directors Agreement between BrewBilt Brewing Company and Adam Eisenberg, dated July 24, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BrewBilt Brewing Company

Date: July 27, 2023	By:	/s/ Jef Lewis
Jef Lewis, Chief Executive Officer